UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2018

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street
Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 855-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

On October 18, 2018, InfraREIT, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the signing of definitive agreements pursuant to which the Company and its subsidiaries (collectively, “InfraREIT”) will be acquired by Oncor Electric Delivery Company LLC (“Oncor”).

The acquisition by Oncor will occur through the merger of the Company with and into a newly formed wholly owned subsidiary of Oncor, followed by the merger of another newly formed wholly owned subsidiary of Oncor with and into InfraREIT Partners, LP (the “Partnership”), which is a subsidiary of the Company (collectively, the “Mergers”). The Company’s stockholders and the Partnership’s limited partners will receive $21.00 in cash per share of common stock or limited partnership unit, as applicable.

As a condition to the Mergers, the Company’s subsidiary, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), and SDTS’s tenant, Sharyland Utilities, L.P. (“Sharyland”), will complete an asset exchange immediately prior to the closing of Mergers, pursuant to which SDTS will exchange its South Texas assets for certain assets owned by Sharyland (the “Asset Exchange” and, together with the Mergers, the “Transactions”).

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report and will be available under the “Investor Relations” section on the Company website at www.InfraREITInc.com. Additionally, certain supplemental materials will also be available on the Company’s website.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. These statements give the current expectations of the Company’s management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the Company’s expectations regarding the consummation of the Transactions.

Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among other things, (a) the risk and uncertainties disclosed in the Company’s annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the SEC from time to time and (b) the following risks inherent in the Transactions (in addition to others described elsewhere in this document and in the subsequent filings with the Securities and Exchange Commission (“SEC”)): (A) failure to obtain the approval of the Company’s stockholders; (B) failure to obtain regulatory approval necessary to consummate the Transactions or to obtain regulatory approvals on favorable terms and (C) delays in consummating the Transactions or the failure to consummate the Transactions.

Because the Company’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different and any or all of the Company’s forward-looking statements may turn out to be wrong. Forward-looking statements speak only as of the date made and can be affected by assumptions the Company might make or by known or unknown risk and uncertainties. Many factors mentioned in this report and the exhibit hereto and in the Company’s annual and quarterly reports will be important in determining future results. Consequently, the Company cannot assure you that the Company’s expectations or forecasts expressed in such forward-looking statements will be achieved.

Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Important Additional Information and Where to Find It

This report relates to a proposed business combination between InfraREIT and Oncor. The proposed merger and the related agreement and plan of merger will be submitted to the Company’s stockholders for their consideration and approval. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. This report does not constitute a solicitation of any vote or proxy from any stockholder of the Company. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available, as well as any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the proposed acquisition. The definitive proxy statement will be mailed to the Company’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT’s website, www.InfraREITInc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s definitive proxy statement for its 2018 Annual Meeting of Stockholders filed with the SEC on March 22, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release, dated October 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: October 18, 2018	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel

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